UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04358

T. Rowe Price New America Growth Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

New America Growth Fund	June 30, 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Larger-capitalization growth stocks posted solid first-half gains, but value stocks were the winners across all market capitalizations, especially in the mid-cap space. In general, price/earnings multiples continued to expand at a faster pace than corporate earnings and revenues. After a weak start to the year and a bout of heightened volatility in the high-growth, momentum-driven sectors that had performed exceptionally well in 2013, the New America Growth Fund generated positive second-quarter returns.

PORTFOLIO PERFORMANCE

The New America Growth Fund returned 2.69% in the six months ended June 30, 2014. The portfolio trailed the 7.14% return for the S&P 500 Index and the 5.15% return for the Lipper Multi-Cap Growth Funds Index. (Performance for the fund’s Advisor Class was slightly lower, reflecting its different fee structure.) Among the portfolio’s largest sector allocations, health care and information technology performed the best, while our consumer discretionary, industrials and business services, and financials sectors struggled. Our performance comparison with the S&P 500 was hampered by stock selection in information technology and the combination of stock selection and an overweight allocation to consumer discretionary. However, stock selection in the health care, energy, and financials sectors benefited relative performance.

As shown in the Growth of $10,000 chart on page 11, your fund has outpaced the S&P 500 Index for the 5- and 10-year periods ended June 30, 2014. Lipper also continued to rank your fund favorably. (Based on cumulative total return, Lipper ranked the New America Growth Fund 193 of 547, 202 of 470, 207 of 405, and 88 of 263 funds in its multi-cap growth funds universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2014, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

U.S. stocks produced good returns in the first half of 2014, adding to last year’s brisk gains. Falling long-term U.S. interest rates, positive corporate earnings growth, and new monetary stimulus measures in the eurozone were supportive, and investors remained optimistic in the face of several negative factors. These included a sharp first-quarter weather-related U.S. economic contraction, the Federal Reserve’s reduction of asset purchases, and early-year weakness among emerging markets assets and currencies due to expectations for reduced global liquidity.

Heightened geopolitical tensions and U.S. and European Union sanctions against Russia for seizing Ukraine’s Crimean Peninsula were also a concern, but signs in the latter part of the period that Russia wants to de-escalate tensions with Ukraine were encouraging. Near the end of June, the major large-cap U.S. indexes reached all-time highs, as investors looked past rising oil prices due to sectarian violence in Iraq and anticipated stronger U.S. economic growth for the rest of the year.

All sectors of the S&P 500 produced gains during the period. Stocks in the utilities, energy, and health care sectors performed best, while information technology and materials shares outperformed the index by a slimmer margin. Most remaining sectors produced good returns but lagged the broad market. Consumer discretionary shares trailed, producing only modestly positive returns.

PORTFOLIO REVIEW

We seek high-quality companies that we believe will be long-term winners. Companies that help businesses store, manage, interpret, and protect enterprise data are particularly attractive as data sets become increasingly robust and complex. We also favor companies that allow people to connect and communicate, firms that generate recurring revenues through subscription-based services, and companies exposed to the growing preference for electronic payment methods.

Apple was the portfolio’s best first-half contributor, as shown in the Contributions to the Change in Net Asset Value table on page 10. The stock is again a top holding, accounting for 2.6% of the portfolio’s total net assets at the end of the period. Apple’s shares rose sharply over the past six months as investors anticipated its upcoming product cycle and were receptive to its program to repurchase more shares, a dividend increase, and the seven-for-one stock split. The iPhone 6 is expected to come out in September, with a larger screen size that would address a major competitive disadvantage, potentially driving an upgrade cycle. Despite our significant additions over the past six months and its current status as the fifth-largest holding in the portfolio, we are underweight versus our benchmark, and that hurt our relative performance. The underweight reflects our concerns about the company’s ability to generate durable growth in an increasingly competitive market for high-end smartphones. Another factor that has curbed our enthusiasm for the stock is that even when the company was executing flawlessly and experiencing strong growth, investors assigned a relatively low valuation to its shares. Given its dominant stature in the large-cap growth universe, we will continue to monitor its progress very closely. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Other strong contributors in the information technology sector included Facebook and Google, our largest holding. Tech remains the largest weighting in the portfolio at more than 26% of assets. About half of that exposure is invested in Internet software and services, and we also have significant exposure to software companies. Facebook operates the largest Internet social networking platform and appears to be managing the challenge posed by the growing use of mobile devices extraordinarily well. Premium video ads, Instagram (the photo-sharing service), and WhatsApp (the largest global mobile messaging app) each represent large revenue and profit growth opportunities for Facebook. We are impressed with Google’s products in social media, local, mobile, and video and display and also with its Chrome search engine and software offerings. The company’s efforts to monetize YouTube and its Enhanced Campaigns offering, which allows advertisers to more easily analyze and deploy advertising across various media, have been particularly successful. We think Google’s stock valuation is attractive.

Near the top of the list of our worst contributors for the past six months was LinkedIn. Although the company continued to report strong growth in its key businesses, signs of deceleration disappointed investors. In our view, the market is underestimating the size of the total market LinkedIn is addressing and its achievable penetration rates over time. We believe that LinkedIn can be a strong performer, and it remains a large portfolio holding. The other large detractors in the information technology sector were Twitter and Yandex, which we eliminated during the reporting period.

Consumer discretionary, our second-largest sector allocation, performed poorly in the first half. Stock selection and our overweight allocation detracted from our relative performance. Despite the sector’s recent weakness, we are finding solid growth opportunities in consumer discretionary and have added to several holdings. Our largest industry exposure is in Internet and catalog retail, including Amazon.com, Priceline, and Netflix. The U.S. consumer has been resilient, helped by generally contained inflation. We prefer companies that demonstrate pricing power in their industry and will benefit as consumer spending improves. We also like businesses exposed to U.S. travel spending, predominantly through Internet-based services. During the last six months, we added to Priceline and initiated a position in Netflix on price weakness.

Amazon.com, our second-largest holding, was the worst first-half performer. While it was among our best contributors for the last 12 months, the company has experienced some slowing in unit growth, and its spending in various areas, including international markets, continued to be robust. Fortunately, sales growth is still solid, and gross profit in total and per unit is also growing substantially. Third-party sales and Amazon Web Services (the company’s cloud processing services division) generate above-average profit margins. As these businesses rapidly grow, they have propelled a meaningful recovery in gross margins. While it will take time to discern whether all of the additional investment spending in China and on innovative products, including the Fire TV and Fire phone, will yield appropriate returns, we think the company is on a solid growth trajectory.

We had a mix of winners and losers in our other sectors. Of particular note, the health care and energy sectors were solid contributors. In health care, Illumina, Biogen Idec, and Gilead Sciences were among our best performers. We also eliminated two of our largest detractors, Celgene and AmerisourceBergen. In the energy space, Pioneer Natural Resources and Concho Resources generated solid contributions as oil prices rose. Our only holding in the energy sector that declined was Athlon Energy, which we eliminated.

Our positions in the financials and industrials and business services sectors did not perform well. We held winners, such as our recently established positions in American Airlines and Discover Financial, but there were also a number of significant detractors, including Visa, IntercontinentalExchange, and Boeing. We have no exposure to the telecom services and utilities sectors, largely because it’s difficult to find good growth companies in those areas. The lack of exposure to those sectors hurt our relative returns as value and high-dividend-paying stocks performed well during the period.

OUTLOOK

We are positioned aggressively for an improvement in growth for the second half of the year. Signs of ongoing progress in the labor market; continuing accommodative monetary policies; and a healthier housing market, should that occur, support our expectations for a steady pace of economic growth. Increasing stock prices coupled with rising home values could translate into a powerful wealth effect that would spur stronger consumer spending. A market correction, were it to occur, would create opportunities to add to high-conviction names or initiate new ideas at attractive entry points.

Over the longer term, we believe that strong risk-adjusted returns most often arise from companies that are at the forefront of innovation and riding powerful, durable trends. Accordingly, we continue to focus on our investment process, which has served us well over the years. We are intently engaged in identifying multiyear, secular trends that evolve across the growth stock landscape. We are rigorously analyzing and debating the potential for various outcomes so that we will continue making well-considered, risk-aware investments and positioning our portfolio to be successful over the medium- and long-term investing horizons.

As always, our investment strategy relies on our fundamental research and bottom-up stock selection as we attempt to position the fund for the best opportunities in our investment universe. We remain optimistic that our approach can deliver favorable relative returns over the long term.

Respectfully submitted,

Daniel Martino
Chairman of the fund’s Investment Advisory Committee

July 23, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as defined by Lipper Inc.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/14
Google	5.9%
Amazon.com	4.3
Visa	3.6
Boeing	2.8
Apple	2.6
Priceline	2.5
Pioneer Natural Resources	2.0
Gilead Sciences	2.0
CVS Caremark	1.7
Starbucks	1.7
LinkedIn	1.5
McKesson	1.5
Facebook	1.5
Biogen Idec	1.5
Danaher	1.4
Ecolab	1.4
Crown Castle International	1.4
Baidu	1.4
PepsiCo	1.2
Ameriprise Financial	1.1
Chipotle Mexican Grill	1.1
Thermo Fisher Scientific	1.1
American Airlines	1.0
UnitedHealth Group	1.0
Walt Disney	1.0
Total	48.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/14

Best Contributors		Worst Contributors	
Apple	20¢	Amazon.com	-42¢
Pioneer Natural Resources	18	LinkedIn	-13
Facebook	15	Twitter**	-12
Illumina	14	Yandex***	-9
Concho Resources	11	Visa	-8
American Airlines*	11	Celgene**	-8
Harman International Industries	10	Whole Foods Market	-8
Biogen Idec	10	IntercontinentalExchange	-8
Google	10	Kansas City Southern	-7
Gilead Sciences	9	Boeing	-7
Total	128¢	Total	-122¢

12 Months Ended 6/30/14

Best Contributors		Worst Contributors	
Google	70¢	Yandex***	-9¢
Facebook	68	Whole Foods Market*	-7
Gilead Sciences	44	Commvault Systems**	-6
Apple	32	Angie's List*	-5
Amazon.com	29	Santander Consumer USA Holdings*	-5
Biogen Idec	29	Lululemon Athletica**	-3
Chipotle Mexican Grill	28	Potash Corporation of Saskatchewan**	-3
Harman International Industries	28	Lumber Liquidators*	-2
Pioneer Natural Resources	27	Youku Tudou*	-2
Boeing	26	Taylor Morrison Home**	-2
Total	381¢	Total	-44¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.7%		
CONSUMER DISCRETIONARY 23.7%		
Hotels, Restaurants & Leisure 4.6%		
Chipotle Mexican Grill (1)	83,000	49,178
Hilton Worldwide Holdings (1)	164,640	3,836
Las Vegas Sands	204,800	15,610
Papa John's International	338,000	14,328
Starbucks	931,073	72,046
Wynn Macau (HKD)	4,780,000	18,811
Wynn Resorts	117,100	24,305
		198,114
Household Durables 1.2%		
Harman International	325,125	34,928
Lennar, Class A	419,200	17,598
		52,526
Internet & Catalog Retail 8.1%		
Amazon.com (1)	577,000	187,398
Netflix (1)	64,700	28,507
Priceline (1)	89,000	107,067
Qunar Cayman Islands, ADR (1)	525,904	15,015
TripAdvisor (1)	93,100	10,116
		348,103
Media 3.5%		
Comcast, Class A	486,300	26,104
Discovery Communications, Class C (1)	401,983	29,180
Liberty Global, Class A (1)	364,400	16,114
Liberty Global, Class C (1)	385,400	16,306
Twenty-First Century Fox, Class A	578,400	20,331
Walt Disney	511,270	43,836
		151,871

Whole Foods Market	340,600	13,157
		90,131
Total Consumer Staples		142,208
ENERGY 4.7%		
Oil, Gas & Consumable Fuels 4.7%		
Anadarko Petroleum	81,600	8,933
Antero Resources (1)	138,700	9,103
Concho Resources (1)	296,977	42,913
EQT	218,900	23,400
Oasis Petroleum (1)	329,800	18,433
Pioneer Natural Resources	380,800	87,512
Valero Energy	171,800	8,607
WPX Energy (1)	108,800	2,601
Total Energy		201,502
FINANCIALS 8.8%		
Banks 0.8%		
Citigroup	693,200	32,650
		32,650
Capital Markets 4.0%		
Ameriprise Financial	412,200	49,464
BlackRock	126,500	40,430
Evercore Partners	172,300	9,931
State Street	446,000	29,998
TD Ameritrade Holding	1,347,778	42,253
		172,076
Consumer Finance 1.3%		
Discover Financial	695,800	43,126

Santander Consumer USA Holdings	660,600	12,842
		55,968
Diversified Financial Services 0.9%		
IntercontinentalExchange	208,600	39,404
		39,404
Insurance 0.4%		
Fidelity National Financial, Class A	557,700	18,270
FNF (1)(2)	47,200	1,296
		19,566
Real Estate Investment Trusts 1.4%		
Crown Castle International, REIT	798,144	59,270
		59,270
Total Financials		378,934
HEALTH CARE 13.1%		
Biotechnology 5.9%		
ACADIA Pharmaceuticals (1)	650,100	14,686
Acceleron Pharma (1)	210,376	7,146
Alexion Pharmaceuticals (1)	67,900	10,609
Alnylam Pharmaceuticals (1)	302,495	19,109
Biogen Idec (1)	200,200	63,125
BioMarin Pharmaceutical (1)	36,700	2,283
Gilead Sciences (1)	1,043,924	86,552
Intercept Pharmaceuticals (1)	30,600	7,241
Isis Pharmaceuticals (1)	255,600	8,805
Pharmacyclics (1)	122,600	10,998
Regulus Therapeutics (1)	322,900	2,596
Seattle Genetics (1)	256,772	9,822
Vertex Pharmaceuticals (1)	118,800	11,248
		254,220

Health Care Equipment & Supplies 1.6%		
Align Technology (1)	545,387	30,563
IDEXX Laboratories (1)	116,200	15,521
Intuitive Surgical (1)	57,600	23,720
		69,804
Health Care Providers & Services 3.1%		
Henry Schein (1)	183,500	21,776
McKesson	352,712	65,679
UnitedHealth Group	553,800	45,273
		132,728
Health Care Technology 0.3%		
athenahealth (1)	72,900	9,122
Veeva Systems, Class A (1)	154,000	3,919
		13,041
Life Sciences Tools & Services 1.8%		
Covance (1)	103,500	8,858
Illumina (1)	125,351	22,380
Thermo Fisher Scientific	398,600	47,035
		78,273
Pharmaceuticals 0.4%		
Hospira (1)	304,500	15,642
		15,642
Total Health Care		563,708
INDUSTRIALS & BUSINESS SERVICES 14.2%		
Aerospace & Defense 4.6%		
Boeing	948,900	120,728
Precision Castparts	146,200	36,901

United Technologies	359,100	41,458
		199,087
Air Freight & Logistics 0.7%		
FedEx	202,900	30,715
		30,715
Airlines 1.5%		
American Airlines (1)	1,053,900	45,276
Delta Air Lines	548,100	21,222
		66,498
Commercial Services & Supplies 1.6%		
IHS (1)	247,929	33,637
Tyco International	752,000	34,291
		67,928
Electrical Equipment 0.3%		
Generac Holdings (1)	187,802	9,154
Hubbell, Class B	43,900	5,406
		14,560
Industrial Conglomerates 2.8%		
3M	128,923	18,467
Danaher	788,800	62,102
Roper Industries	279,500	40,810
		121,379
Machinery 0.7%		
PACCAR	466,200	29,291
		29,291
Professional Services 0.9%		
Corporate Executive Board	147,548	10,066
Equifax	368,283	26,715
		36,781

IT Services 4.5%		
Fiserv (1)	332,974	20,085
MasterCard, Class A	292,600	21,497
Visa, Class A	732,200	154,282
		195,864
Semiconductor & Semiconductor Equipment 0.1%		
ARM Holdings (GBP)	371,030	5,594
		5,594
Software 4.7%		
Autodesk (1)	421,400	23,758
Concur Technologies (1)	401,400	37,467
Microsoft	729,200	30,408
NetSuite (1)	252,106	21,903
Proofpoint (1)	361,800	13,553
salesforce.com (1)	466,968	27,121
ServiceNow (1)	628,390	38,935
Workday (1)	94,470	8,489
		201,634
Technology Hardware, Storage & Peripherals 3.0%		
Apple	1,191,800	110,754
Stratasys (1)	155,355	17,653
		128,407
Total Information Technology		1,140,101
MATERIALS 4.5%		
Chemicals 3.6%		
Celanese, Series A	227,100	14,598
Ecolab	551,000	61,349
Monsanto	168,000	20,956
Praxair	172,300	22,888

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,302,886)	$ 4,317,107
Receivable for investment securities sold	38,857
Receivable for shares sold	3,502
Dividends receivable	1,042
Other assets	5,745
Total assets	4,366,253
Liabilities	
Payable for investment securities purchased	34,483
Payable for shares redeemed	7,761
When-issued sales commitments (proceeds $3,130)	3,253
Investment management fees payable	2,265
Due to affiliates	146
Other liabilities	6,198
Total liabilities	54,106
NET ASSETS	$ 4,312,147
Net Assets Consist of:	
Accumulated net investment loss	$ (1,333)
Accumulated undistributed net realized gain	389,190
Net unrealized gain	1,014,100
Paid-in capital applicable to 95,242,760 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	2,910,190
NET ASSETS	$ 4,312,147
NET ASSET VALUE PER SHARE	
Investor Class	
($3,770,697,245 / 83,128,826 shares outstanding)	$ 45.36
Advisor Class	
($541,450,024 / 12,113,934 shares outstanding)	$ 44.70

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/14
Investment Income (Loss)		
Income		
Dividend		$ 16,550
Interest		1
Total income		16,551
Expenses		
Investment management		13,821
Shareholder servicing		
Investor Class	$ 2,568	
Advisor Class	432	3,000
Rule 12b-1 fees		
Advisor Class		717
Prospectus and shareholder reports		
Investor Class	102	
Advisor Class	7	109
Custody and accounting		121
Registration		69
Legal and audit		17
Trustees		11
Proxy and annual meeting		9
Miscellaneous		10
Total expenses		17,884
Net investment loss		(1,333)
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		333,394
Foreign currency transactions		4
Net realized gain		333,398
Change in net unrealized gain / loss		
Securities		(222,079)
When-issued sales commitments		(123)
Change in net unrealized gain / loss		(222,202)
Net realized and unrealized gain / loss		111,196
INCREASE IN NET ASSETS FROM OPERATIONS		$ 109,863

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price New America Growth Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. The fund has two classes of shares: the New America Growth Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1985, and the New America Growth Fund–Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $30,000 for the six months ended June 30, 2014.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2014, totaled $(1,693,000) for the six months ended June 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,446,144,000 and $1,682,481,000, respectively, for the six months ended June 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2014, the cost of investments for federal income tax purposes was $3,306,132,000. Net unrealized gain aggregated $1,010,854,000 at period-end, of which $1,049,944,000 related to appreciated investments and $39,090,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $469,000 for T. Rowe Price Services, Inc.; and $318,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2014, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 371,427 shares of the Investor Class, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds.

The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was at or below the median for comparable funds and the total expense ratio for the Advisor Class was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New America Growth Fund

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014